                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Portfolio of Investments.........................   5
Statement of Assets and Liabilities..............   9
Statement of Operations..........................  10
Statement of Changes in Net Assets...............  11
Financial Highlights.............................  12
Notes to Financial Statements....................  13
Report of Independent Accountants................  17
Dividend Reinvestment Plan.......................  18

VKI ANR 12/96

                             LETTER TO SHAREHOLDERS

December 10, 1996

Dear Shareholder,
    The first ten months of 1996 have                [PHOTO]
been a mixed experience for most
municipal bond fund investors. The
continuation of the 1995 rally at the
beginning of this year was thwarted
early on as the economy gained
momentum, causing the bond market to
sell off. But by the second half of the
year, the pattern reversed. Growth        DENNIS J. MCDONNELL AND DON G. POWELL
slowed and bonds recovered much of
their earlier losses.
    This kind of volatility is not
unusual, but it is difficult to predict and serves as a reminder to investors to maintain their long-term outlook. Bailing out during price declines and re-entering after market rebounds is often a losing strategy. We believe it is time in the market, not timing the market, that potentially maximizes long-term investment gains.
    Additionally, we believe our recent acquisition by Morgan Stanley Group Inc. will further help investors achieve their long-term goals. Morgan Stanley's strong global presence and commitment to superior investment performance complement our broad range of investment products, money management capabilities, and high level of service that we currently offer.

ECONOMIC OVERVIEW

    The economy has grown at a moderate pace this year, despite the second quarter's 4.7 percent surge. By the third quarter, growth slowed to 2.0 percent, near the level that prevailed early in the year. This moderation of economic activity, coupled with continued low inflation, eased fears of an interest rate hike by the Federal Reserve Board--fears that had dominated the market in early summer and pushed long-term bond yields above 7.0 percent.
    Once the market realized that the economy's pace had slowed, bond prices rose from their 1996 lows and yields fell as they moved in the opposite direction of bond prices. By the end of October, the 30-year Treasury bond yield was near 6.5 percent.
    During this recovery, municipal bonds rebounded even more than Treasuries, due to a steady demand that outpaced supply. It is expected that on a nationwide basis there will be little or no increase in the total number of municipal bonds outstanding this year. The volume of new issues is expected to almost equal the volume of bonds that were redeemed or called.

                                                           Continued on page two

                                  [CREDIT QUALITY GRAPH]

PORTFOLIO COMPOSITION BY CREDIT QUALITY AS OF OCTOBER 31, 1996

A          9.8%
AA        14.1%
AAA       57.9%
B          1.1%
BBB       17.1%


Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

PERFORMANCE SUMMARY

    Many closed-end municipal bond funds, such as this one, are currently offering higher after-tax yields than taxable income alternatives. The Trust generated a tax-exempt distribution as of 6.47 percent(3), based on the closing stock price of $11.50 per common share as of October 31, 1996. For shareholders in the federal income tax bracket of 36 percent, this distribution rate is equivalent to a yield of 10.11 percent(4) on a taxable investment.
    The Trust's one-year total return was 6.82 percent(1), including reinvestment of all dividends, reflecting no net change in market price for the period ended October 31, 1996.

               Top Five Portfolio Holdings by Industry as of October
               31, 1996

                    Health Care....................... 26.6%
                    Single-Family Housing............. 16.1%
                    Transportation.................... 10.5%
                    General Purpose................... 10.3%
                    Airport............................ 7.2%


ECONOMIC OUTLOOK

    We believe Fed policy will remain unchanged through the end of the year. We look for the long Treasury bond to trade within a range of 6.25 and 6.75 percent and the 5-year Treasury to trade between 5.75 percent and 6.25 percent for the remainder of 1996. After that, interest rates could rise moderately if the economy rebounds to a 3.0 percent annual growth rate and inflation edges higher. Based upon this view of moderate growth and slightly higher inflation, we believe the outlook for fixed-income markets remains positive.
    Relatively stable interest rates early next year would be favorable for the leveraged structure of our closed-end funds, which involves borrowing short-term funds to purchase long-term municipal securities. Depending on the difference between long-term and short-term market rates, this structure provides opportunities for additional earnings over time. The leveraged capital structure of the Trust continues to provide common shareholders

                                                        Continued on page three
with above-market levels of dividend income. It should be noted, however, that the rise in short-term rates would have an unfavorable effect on common share performance.
    The bond market should find continued support from the results of the recent national elections. With a Democratic president and a Republican Congress, there should be checks on potential spending increases and tax cuts so the budget deficit does not balloon out of control. This split government should also help minimize chances of major tax reform, which would likely affect investment markets, including municipal bonds.
    The stock market is another factor that could influence the performance of the bond market in the coming year. If stocks suffer a protracted setback, the demand for bonds, including municipals, could increase.
    We will closely monitor any new developments in Washington and in the financial markets in order to evaluate their potential impact on the Trust. We believe that in the coming year, the municipal market will continue to be an attractive investment choice for investors seeking high current income. Thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you to help you achieve your financial goals.

Sincerely,

    [SIG]
-------------------------------
    Don G. Powell

    Chairman
    Van Kampen American Capital
    Investment Advisory Corp.

    [SIG]
-------------------------------
    Dennis J. McDonnell

    President
    Van Kampen American Capital
    Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1996

        VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST II
                           (AMEX TICKER SYMBOL--VKI)



 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1).............     6.82%
One-year total return based on NAV(2)......................     7.44%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)...................................................     6.47%
Taxable-equivalent distribution rate as a%  of closing
common stock price(4)......................................    10.11%

 SHARE VALUATIONS

Net asset value............................................   $ 13.51
Closing common stock price.................................   $11.500
One-year high common stock price (03/06/96)................   $12.125
One-year low common stock price (05/06/96).................   $10.625
Preferred share (Series A) rate(5).........................     3.36%
Preferred share (Series B) rate(5).........................     3.30%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

Par
Amount
(000)   Description                                         Coupon    Maturity Market Value
--------------------------------------------------------------------------------------------
        MUNICIPAL BONDS
        ALASKA  1.4%
$3,000  Alaska St Hsg Fin Corp Ser A Rfdg............       5.000%    12/01/18 $ 2,682,540
                                                                               ------------
        ARIZONA  1.0%
 1,670  Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
        Oblig Irvington Proj Tucson Ser A Rfdg (FSA
        Insd)........................................       7.250     07/15/10   1,853,216
                                                                               ------------
        CALIFORNIA  8.0%
 3,000  Los Angeles Cnty, CA Tran Comm Sales Tax Rev
        Prop C 2nd Sr Ser A (MBIA Insd)..............       6.250     07/01/13   3,186,120
 1,000  Montebello, CA Unified Sch Dist Ctfs Partn
        Cap Impts Proj...............................       6.300     06/01/11   1,030,990
 2,000  Orange Cnty, CA Recovery Ctfs Partn Ser A
        (MBIA Insd)..................................       6.000     07/01/08   2,159,380
 4,000  (Orange Cnty, CA Recovery Ser A Rfdg (MBIA
        Insd)........................................       6.000     06/01/08   4,317,240
 5,000  San Bernardino Cnty, CA Ctfs Partn Med Cent
        Fin Proj (MBIA Insd).........................       5.000     08/01/28   4,532,650
                                                                               ------------
                                                                                15,226,380
                                                                               ------------
        COLORADO  5.7%
 1,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
        E-470 Proj Ser B.............................       7.000     08/31/26   1,085,080
 5,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
        E-470 Proj Ser C.............................           *     08/31/26     588,300
 4,680  Colorado Hsg Fin Auth Single Family Pgm Sr
        Ser A........................................       8.000     06/01/25   5,307,214
 1,605  Colorado Hsg Fin Auth Single Family Pgm Sr
        Ser B1.......................................       7.650     11/01/26   1,792,994
   810  Colorado Hsg Fin Auth Single Family Pgm Sr
        Ser E........................................       8.125     12/01/24     908,950
 1,100  Denver, CO City & Cnty Arpt Rev Ser A........       8.500     11/15/23   1,260,919
                                                                               ------------
                                                                                10,943,457
                                                                               ------------
        CONNECTICUT  1.1%
 2,000  Mashantucket Western Pequot Tribe Conn Spl
        Rev Ser A-144A (d)...........................       6.400     09/01/11   2,007,180
                                                                               ------------
        FLORIDA  0.2%
 2,000  Dade Cnty, FL Professional Sports Franchise
        Fac Tax Rev (MBIA Insd)......................           *     10/01/28     318,520
                                                                               ------------
        GEORGIA  2.0%
 3,460  De Kalb Cnty, GA Hsg Auth Multi-Family Hsg
        Rev North Hill Apts Proj Rfdg (FNMA
        Collateralized)..............................       6.625     01/01/25   3,798,872
                                                                               ------------
        ILLINOIS  10.0%
 2,090  Alton, IL Hosp Fac Rev Saint Anthony's Hlth
        Cent Rfdg....................................       5.500     09/01/06   2,020,257
 5,000  Chicago, IL O'Hare Intl Arpt Rev Sr Lien Ser
        A Rfdg.......................................       5.000     01/01/12   4,771,900
 7,375  Illinois Hlth Fac Auth Rev Swedish American
        Hosp Rfdg (AMBAC Insd).......................       5.375     11/15/13   7,162,597
 4,850  Illinois Hsg Dev Auth Rev Homeowner Mtg
        Subser A-2...................................       7.125     08/01/26   5,151,913
                                                                               ------------
                                                                                19,106,667
                                                                               ------------
        IOWA  0.6%
 1,300  Ottumwa, IA Hosp Fac Rev Ottumwa Regl Hlth
        Rfdg & Impt..................................       6.000     10/01/18   1,239,095
                                                                               ------------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

Par
Amount
(000)   Description                                        Coupon     Maturity   Market Value
---------------------------------------------------------------------------------------------
        KENTUCKY  1.5%
$3,000  Louisville & Jefferson Cnty, KY Metro Swr
        Dist Drainage Rev Rfdg (MBIA Insd)...........       5.300%    05/15/19   $ 2,868,870
                                                                                 ------------
        LOUISIANA  1.8%
 1,400  Louisiana Pub Fac Auth Rev Hlth Fac Glen
        Retirement
        Ser A........................................       6.700     12/01/25     1,395,982
 1,750  Saint Charles Parish, LA Pollutn Ctl Rev LA
        Pwr & Lt Co Proj (FSA Insd)..................       7.500     06/01/21     1,959,248
                                                                                 ------------
                                                                                   3,355,230
                                                                                 ------------
        MARYLAND  3.6%
 2,955  Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
        Dev Single Family Pgm........................       6.800     04/01/24     3,057,952
 4,000  Maryland St Hlth & Higher Edl Fac Auth Rev
        Subn Hosp Rfdg (AMBAC Insd)..................       5.000     07/01/13     3,777,000
                                                                                 ------------
                                                                                   6,834,952
                                                                                 ------------
        MASSACHUSETTS  5.5%
 1,200  Massachusetts Bay Tran Auth MA Genl Tran Sys
        Ser A Rfdg...................................       6.250     03/01/12     1,303,368
 2,665  Massachusetts Muni Whsl Elec Co Pwr Supply
        Sys Rev Ser B Rfdg (MBIA Insd)...............       5.000     07/01/12     2,511,389
 2,150  Massachusetts St Cons Ln Ser D...............       7.000     07/01/07     2,365,215
 2,550  Massachusetts St Hlth & Edl Fac Auth Rev
        Saint Mem Med Cent Ser A.....................       6.000     10/01/23     2,118,974
 2,150  Massachusetts St Hsg Fin Agy Hsg Rev Insd
        Rental Ser A (AMBAC Insd) (b)................       6.650     07/01/19     2,231,980
                                                                                 ------------
                                                                                  10,530,926
                                                                                 ------------
        MICHIGAN  2.4%
 2,000  Detroit, MI Downtown Dev Auth Tax Increment
        Rev Dev Area No 1 Proj Ser C1................       6.250     07/01/25     2,040,480
 2,500  Detroit, MI Wtr Supply Sys Rev Rfdg (FGIC
        Insd)........................................       6.250     07/01/12     2,629,325
                                                                                 ------------
                                                                                   4,669,805
                                                                                 ------------
        MISSISSIPPI  2.8%
 3,000  Mississippi Home Corp Single Family Rev Mtg
        Ser C (GNMA Collateralized) (c).............. 5.500/7.600     06/01/29     3,313,080
 2,060  Mississippi Home Corp Single Family Rev Mtg
        Ser F (GNMA Collateralized)..................       6.250     12/01/16     2,091,291
                                                                                 ------------
                                                                                   5,404,371
                                                                                 ------------
        MISSOURI  1.0%
 2,000  Kansas City, MO Muni Assistance Corp Rev Rfdg
        (MBIA Insd)..................................       5.000     04/15/20     1,857,860
                                                                                 ------------
        NEW MEXICO  0.9%
 1,580  New Mexico Mtg Fin Auth Single Family Mtg Pgm
        Ser H (GNMA Collateralized)..................       6.600     07/01/15     1,641,825
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

Par
Amount
(000)   Description                                        Coupon     Maturity   Market Value
---------------------------------------------------------------------------------------------
        NEW YORK  18.2%
$3,000 New York City Ser G..........................       6.000%    02/01/11   $ 2,971,380
 5,000  New York City Ser H..........................       7.200     02/01/13    5,392,600
 6,250  New York St Energy Resh & Dev Auth Fac Rev
        Cons Edison Co NY Inc Proj Ser A (MBIA
        Insd)........................................       6.750     01/15/27    6,684,625
 1,250  New York St Energy Resh & Dev Auth Fac Rev
        Cons Edison Co NY Inc Proj Ser B (MBIA
        Insd)........................................       6.375     12/01/27    1,305,938
 1,000  New York St Med Care Fac Fin Agy Rev Long
        Term Hlthcare Ser C (FSA Insd)...............       6.400     11/01/14    1,058,800
 3,000  New York St Med Care Fac Fin Agy Rev NY Hosp
        Mtg Ser A (AMBAC Insd).......................       6.200     08/15/05    3,278,910
 3,000  New York St Med Care Fac Fin Agy Rev NY Hosp
        Mtg Ser A (AMBAC Insd).......................       6.800     08/15/24    3,317,010
 2,175  New York St Med Care Fac Fin Agy Rev Ser A...       6.800     02/15/20    2,252,495
 1,450  New York St Pwr Auth Rev & Genl Purp Ser CC
        Rfdg (AMBAC Insd)............................       5.125     01/01/10    1,408,008
 1,000  New York St Thruway Auth Svc Contract Rev Loc
        Hwy & Brdg (MBIA Insd).......................       5.125     04/01/07    1,001,240
 2,500  Port Auth NY & NJ Cons 67th Ser..............       6.875     01/01/25    2,666,325
 3,505  Port Auth NY & NJ Cons 92nd Ser..............       5.000     07/15/15    3,260,912
                                                                                 ----------
                                                                                 34,598,243
                                                                                 ----------
        NORTH CAROLINA  1.0%
 2,000  Martin Cnty, NC Indl Fac & Pollutn Ctl Fin
        Auth Rev Solid Waste Weyerhaeuser Co.........       5.650     12/01/23    1,953,820
                                                                                 ----------
        OHIO  0.6%
 1,165  Marion Cnty, OH Hosp Impt Rev Cmnty Hosp
        Rfdg.........................................       6.100     05/15/06    1,183,815
                                                                                 ----------
        OKLAHOMA  4.9%
 3,500  Shawnee, OK Hosp Auth Hosp Rev Midamerica
        Hlthcare Inc Rfdg............................       6.125     10/01/14    3,379,250
 2,780  Tulsa, OK Arpts Impt Trust Genl Rev (MBIA
        Insd)........................................       7.700     06/01/13    2,906,240
 2,785  Tulsa, OK Indl Auth Hosp Rev Hillcrest Med
        Cent Proj Rfdg (Connie Lee Insd).............       6.250     06/01/06    2,990,310
                                                                                -----------
                                                                                  9,275,800
                                                                                -----------
        OREGON  3.8%
 2,010  Emerald Peoples Util Dist OR Elec Sys Rev
        (FGIC Insd)..................................       7.350     11/01/09    2,417,849
 3,000  Oregon Hlth Sciences Univ Rev Ser B (MBIA
        Insd)........................................       5.250     07/01/28    2,868,390
 2,000  Oregon St Econ Dev Rev Georgia Pacific
        Corp.........................................       6.350     08/01/25    2,036,400
                                                                                -----------
                                                                                  7,322,639
                                                                                -----------
        PENNSYLVANIA  2.5%
 3,200  Philadelphia, PA Wtr & Wastewtr Rev Rfdg (Cap
        Guar Insd)...................................       5.000     06/15/16    2,956,800
 1,700  Sharon, PA Regl Hlth Sys Auth Hosp Rev Sharon
        Regl Hlth Sys Proj A Rfdg....................       6.875     12/01/09    1,782,756
                                                                                -----------
                                                                                  4,739,556
                                                                                -----------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

Par
Amount
(000)   Description                                         Coupon    Maturity   Market Value
-----------------------------------------------------------------------------------------------
        RHODE ISLAND  2.2%
$3,915  Rhode Island Hsg & Mtg Fin Corp Homeownership
        Oppty Ser E1 (FHA Gtd).......................       7.500%    10/01/11   $ 4,114,978
                                                                                 ------------
        TEXAS  9.5%
 2,220  Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
        Baptist Mem Hosp Sys Proj (MBIA Insd)........       6.625     02/15/12     2,431,300
 3,065  Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
        Baptist Mem Hosp Sys Proj (MBIA Insd)........       6.625     02/15/13     3,356,727
 2,070  Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
        Baptist Mem Hosp Sys Proj (MBIA Insd)........       6.500     08/15/15     2,252,098
 2,200  Brazos River Auth TX Pollutn Ctl Rev Coll TX
        Util Elec Co Proj Ser A......................       8.250     01/01/19     2,374,240
 1,705  Brownsville, TX Util Sys Rev.................       7.375     01/01/10     1,932,311
 3,480  Houston, TX Arpt Sys Rev.....................       9.500     07/01/10     4,545,541
 1,170  Temple, TX Jr College Dist Hsg Rfdg (MBIA
        Insd)........................................       5.250     07/01/18     1,115,349
                                                                                 ------------
                                                                                  18,007,566
                                                                                 ------------
        VIRGINIA  1.7%
 3,000  Fairfax Cnty, VA Econ Dev Auth Res Recovery
        Rev Ogden Martin Sys Proj Ser A..............       7.750     02/01/11     3,245,970
                                                                                 ------------
        WYOMING  0.9%
 1,500  Laramie Cnty, WY Hosp Rev Mem Hosp Proj
        (AMBAC Insd).................................       6.700     05/01/12     1,634,715
                                                                                 ------------
        PUERTO RICO  3.4%
 6,000  Puerto Rico Comwlth Hwy & Tran Ser Y
        (Embedded Cap) (FSA Insd)....................       5.730     07/01/21     6,573,060
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS  98.2%
  (Cost $177,313,382) (a).....................................................   186,989,928
OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%...................................     3,335,070
                                                                                 ------------
NET ASSETS  100.0%............................................................   $190,324,998
                                                                                 ============


*Zero coupon bond


(a) At October 31, 1996, for federal income tax purposes, cost is $177,313,382, the aggregate gross unrealized appreciation is $10,109,694 and the aggregate gross unrealized depreciation is $433,148, resulting in net unrealized appreciation of $9,676,546.

(b) Assets segregated as collateral for open option transactions.

(c) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $177,313,382) (Note 1)...............  $186,989,928
Cash....................................................................       157,025
Receivables:
  Interest..............................................................     3,454,049
  Securities Sold.......................................................        87,838
Unamortized Organizational Expenses (Note 1)............................        14,541
Options at Market Value (Net premiums paid of $75,323) (Note 4).........         6,875
Other...................................................................         2,743
                                                                          ------------
      Total Assets......................................................   190,712,999
                                                                          ------------
LIABILITIES:
Payables:
  Investment Advisory Fee (Note 2)......................................       104,559
  Income Distributions -- Common and Preferred Shares...................        55,796
  Administrative Fee (Note 2)...........................................        32,172
  Affiliates (Note 2)...................................................         4,950
Accrued Expenses........................................................       145,498
Deferred Compensation and Retirement Plans (Note 2).....................        45,026
                                                                          ------------
      Total Liabilities.................................................       388,001
                                                                          ------------
NET ASSETS..............................................................  $190,324,998
                                                                          ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 1,600 issued with liquidation preference of $50,000 per share) (Note 5).....  $ 80,000,000
                                                                          ------------
Common Shares ($.01 par value with an unlimited number of shares
  authorized, 8,168,211 shares issued and outstanding)..................        81,682
Paid in Surplus.........................................................   120,809,877
Net Unrealized Appreciation on Securities...............................     9,608,098
Accumulated Undistributed Net Investment Income.........................       415,800
Accumulated Net Realized Loss on Securities.............................   (20,590,459)
                                                                          ------------
      Net Assets Applicable to Common Shares............................   110,324,998
                                                                          ------------
NET ASSETS..............................................................  $190,324,998
                                                                          ============
NET ASSET VALUE PER COMMON SHARE ($110,324,998 divided by
  8,168,211 shares outstanding).........................................  $      13.51
                                                                          ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest................................................................   $11,274,240
                                                                           -----------
EXPENSES:
Investment Advisory Fee (Note 2)........................................     1,228,506
Administrative Fee (Note 2).............................................       378,002
Preferred Share Maintenance (Note 5)....................................       247,991
Trustees Fees and Expenses (Note 2).....................................        28,517
Legal (Note 2)..........................................................        16,450
Amortization of Organizational Expenses (Note 1)........................         8,019
Other...................................................................       204,136
                                                                           -----------
    Total Expenses......................................................     2,111,621
                                                                           -----------
NET INVESTMENT INCOME...................................................   $ 9,162,619
                                                                           ===========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments...........................................................   $   583,041
  Options...............................................................       151,817
                                                                           -----------
Net Realized Gain on Securities.........................................       734,858
                                                                           -----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...............................................     8,822,016
                                                                           -----------
  End of the Period:
    Investments.........................................................     9,676,546
    Options.............................................................       (68,448)
                                                                           -----------
                                                                             9,608,098
                                                                           -----------
Net Unrealized Appreciation on Securities During the Period.............       786,082
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES..........................   $ 1,520,940
                                                                           ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..............................   $10,683,559
                                                                           ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                           Year Ended         Year Ended
                                                        October 31, 1996   October 31, 1995
------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $  9,162,619      $  9,403,681
Net Realized Gain/Loss on Securities....................         734,858        (9,652,675)
Net Unrealized Appreciation on Securities
  During the Period.....................................         786,082        21,537,581
                                                             -----------        ----------
Change in Net Assets from Operations....................      10,683,559        21,288,587
                                                             -----------        ----------
Distributions from Net Investment Income:
  Common Shares.........................................      (6,211,780)       (6,812,226)
  Preferred Shares......................................      (2,886,832)       (3,163,786)
                                                             -----------        ----------
Total Distributions.....................................      (9,098,612)       (9,976,012)
                                                             -----------        ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....       1,584,947        11,312,575
NET ASSETS:
Beginning of the Period.................................     188,740,051       177,427,476
                                                             -----------       -----------
End of the Period (Including undistributed net
  investment income of $415,800 and $351,793,
  respectively).........................................    $190,324,998      $188,740,051
                                                             ===========       ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                           August 27, 1993
                                                                             (Commencement
                                            Year Ended October 31,           of Investment
                                         -----------------------------      Operations) to
                                          1996       1995       1994      October 31, 1993
----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a).........   $13.313    $11.928    $14.972             $14.921
                                          ------     ------     ------              ------
  Net Investment Income...............     1.122      1.151      1.120                .085
  Net Realized and Unrealized Gain/Loss
    on Securities.....................      .186      1.455     (3.072)               .125
                                          ------     ------     ------              ------
Total from Investment Operations......     1.308      2.606     (1.952)               .210
                                          ------     ------     ------              ------
Less Distributions from Net Investment
  Income:
    Paid to Common Shareholders.......      .761       .834       .834                 -0-
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders....................      .353       .387       .258                 -0-
                                          ------     ------     ------              ------
Total Distributions...................     1.114      1.221      1.092                 -0-
                                          ------     ------     ------              ------
Net Asset Value, End of the Period....   $13.507    $13.313    $11.928             $15.131
                                          ======     ======     ======              ======
Market Price Per Share at End of the
  Period..............................   $11.500    $11.500     $9.875             $14.625
Total Investment Return at
  Market Price (b)....................     6.82%     25.22%    (27.65%)             (2.50%)*
Total Return at Net Asset Value (c)...     7.44%     19.09%    (16.10%)               .87%*
Net Assets at End of the Period (In
  millions)...........................    $190.3     $188.7     $177.4              $123.6
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares..............................     1.94%      1.98%      1.82%               1.30%
Ratio of Expenses to Average Net
  Assets..............................     1.12%      1.12%      1.09%               1.30%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)...................     5.77%      6.01%      6.34%               3.40%
Portfolio Turnover....................       37%        79%       214%                 24%*

(a) Net asset value at August 27, 1993, of $15.000 is adjusted for common share offering costs of $.079 per common share. Net asset value at October 31, 1993 of $15.131 is adjusted for preferred share offering costs of $.159 per common share.

(b) Total investment return at market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total return at net asset value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

* Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Advantage Municipal Income Trust II (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on August 27, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At October 31, 1996, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL EXPENSES--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in

                                October 31, 1996
--------------------------------------------------------------------------------

connection with the Trust's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending August 26, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $20,658,907 which will expire between October 31, 2002 and October 31, 2003. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on the mark-to-market of open option contracts at October 31, 1996, the Fund's year-end.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders.

    For the year ended October 31, 1996, 98.8% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1997, the Trust will provide tax information to shareholders for the 1996 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

                                October 31, 1996
--------------------------------------------------------------------------------

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1996, the Trust recognized expenses of approximately $30,200 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At October 31, 1996, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $69,102,414 and $70,618,591, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

                                October 31, 1996
--------------------------------------------------------------------------------

    Transactions in options for the year ended October 31, 1996, were as follows:

                                                  CONTRACTS      PREMIUM
--------------------------------------------------------------------------
Outstanding at October 31, 1995.................        -0-    $       -0-
Options Written and Purchased (Net).............      1,488     (1,447,385)
Options Terminated in Closing Transactions
  (Net).........................................     (1,448)     1,372,062
                                                      -----     ----------
Outstanding at October 31, 1996.................         40    $   (75,323)
                                                      =====    ===========

    The related futures contracts of the outstanding option transaction as of October 31, 1996, and the description and market value are as follows:

                                            EXPIRATION MONTH/    MARKET VALUE
                                CONTRACTS    EXERCISE PRICE       OF OPTION
-----------------------------------------------------------------------------
U.S. Treasury Bond Future
  Dec 1996 Purchased Put......         40             Nov/110          $6,875
                                       ==
                                                                      =======

B. EMBEDDED CAPS--These securities, which are identified in the portfolio of investments, include a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 1,600 Auction Preferred Shares ("APS") in two series of 800 shares each. Dividends are cumulative and the dividend rate is currently reset every seven days for both series through an auction process. The average rate in effect on October 31, 1996, was 3.330%. During the year ended October 31, 1996, the rates ranged from 3.225% to 4.875%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Advantage Municipal Income Trust II:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Advantage Municipal Income Trust II (the "Trust"), including the portfolio of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Advantage Municipal Income Trust II as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 4, 1996

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                            Attn.: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free
     Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal
     Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

THE GOVETT FUNDS
   Emerging Markets Fund
   Global Income Fund
   International Equity Fund
   Latin America Fund
   Pacific Strategy Fund
   Smaller Companies Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

        VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST II

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Trust was held on May 23, 1996, where shareholders voted on the election of trustees and the selection of independent public accountants. With regard to the election of Don G. Powell as elected trustee by the common shareholders of the Trust, 5,984,149 shares voted in his favor, 116,174 withheld. With regard to the election of Hugo F. Sonnenschein as elected trustee by the common shareholders of the Trust, 5,984,953 shares voted in his favor, 115,370 withheld. With regard to the election of Theodore A. Myers as elected trustee by the preferred shareholders of the Trust, 1,304 shares voted in his favor, 0 withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 5,992,815 voted in favor, 44,493 voted against and 64,320 abstained.

A Special Meeting of Shareholders of the Trust was held on October 23, 1996, where shareholders voted on a new investment advisory agreement and changes to investment policies. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 6,730,566 shares voted for the proposal, 123,732 voted against and 216,237 abstained. With regard to the approval of certain changes to the Trust's fundamental investment policies with respect to investment in other investment companies, 3,422,970 shares voted for the proposal, 182,418 voted against and 213,021 abstained.